SMITH BARNEY APPRECIATION FUND INC.

Supplement Dated June 19, 1998 to
Prospectus Dated April 30, 1998


	The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies"


Options on Securities. The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options that are traded on foreign or U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the Fund writes an Option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of Options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses that may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions generate additional premium income but also present increased risk.

	The Fund may purchase put and call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated. The Fund can invest up to 5% of its total assets in put and call options on securities.


FD